SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 3, 2002

LENNOX INTERNATIONAL INC.

Incorporated pursuant to the Laws of the State of DELAWARE

Commission File Number
001-15149

Internal Revenue Service Employer
Identification No. 42-0991521

2140 Lake Park Blvd., Richardson, Texas   75080
(972) 497-5000

Page

Item 5. Other Events and Regulation FD Disclosure.

        On September 3, 2002, Lennox International Inc. submitted to the Securities and Exchange Commission (“SEC”)the Press Release: Lennox International and Outokumpu Complete Joint Venture Agreement. A copy of the Press Release is filed herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

99.1	Press Release: Lennox International and Outokumpu Complete Joint Venture Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     LENNOX INTERNATIONAL INC.

                                                     By:  /s/ Carl E. Edwards, Jr.
                                                        --------------------------
                                                     Name: Carl E. Edwards, Jr.
                                                     Title:  Executive Vice President, Chief Legal Officer and Secretary
Date:  September 3, 2002

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release: Lennox International and Outokumpu Complete Joint Venture Agreement